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                        First Savings Bank, FSB     Loan File Number                          38728
                                                                                              -----

     UNITED HERITAGE CORPORATION                   Date                                       APRIL 25. 2001 301 South Center,
     ----------------------------------------------                                           -------------
                                                   Suite 120
      2 NORTH CADDO                                      Arlington, TX 76010                  Loan Amount 5        2,000,000.00
      ---------------------------------------------------                                                          ------------

      CLEBURNE, TX 76031                                                                      Maturity Date        APRIL 25. 2002
      ----------------------------------------------------------------------------------------                     --------------
           BORROWER'S NAME AND ADDRESS             JG    LENDER'S NAME AND ADDRESS JAE        Renewal Of           38728
                                                                                                                   -----
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      Includes each borrower above, jointly and severally.  Includes the lender, its successors and assigns.

                         DISCLAIMER OF ORAL AGREEMENTS

      The Borrower and Lender, hereinafter the Parties, have entered into a transaction generally described as A Loan in the Amount of $.2,000,000.00, dated APRIL 25, 2001 made by Lender to Borrower . In conjunction with this transaction the Parties have executed one or more promissory notes, assignments, security agreements, guaranty agreements, mortgages, deeds of trust or other documents. It is the intention of the Parties that this Disclaimer be incorporated by reference into each of the documents so executed for this transaction.

      The Parties warrant and represent that the entire agreement made between the Parties is contained within the executed documents, as amended and supplemented, hereby, and that no agreements or promises exist between the Parties that are not reflected in the language of the various documents executed in conjunction with this transaction.

 THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES
                           AND MAY NOT BE CONTRADICTED
   BY EVIDENCE OF PRIOR. CONTEMPORANEOUS. OR SUBSEQUENT ORAL AGREEMENTS OF THE
                                    PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. UNITED AGE CORPORATION '



      " First Savings Bank, FSB Borrower WALTER MIZE, PRESIDENT




      Borrower                  Lender JAY GIBE /,SENIOR VICE
                                PRESIDENT




0 BANKERS SYSTEMS. INC.. 1983 ST. CLOUD.
MN 96301 IL-60O-397O23O11 916/69 FORM DOA-TX